VANGUARD FIXED INCOME SECURITIES FUND, INC.
                              PROSPECTUS SUPPLEMENT

                                FEBRUARY 27, 1998

USE OF ASSET-BACKED SECURITIES
The Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate, and Long-Term Corporate Portfolios of the Fund may invest in asset-backed securities. These securities represent partial ownership in pools of consumer or commercial loans--such as mortgage or automobile loans, credit card balances, equipment lease loans, and collateralized bond obligations (bonds backed by other securities).
         Besides being backed by the loans or other assets in the pool, many of these securities come with credit enhancements as additional protection against default. Such credit enhancements could include over-collateralization or insurance coverage provided by a highly-rated (usually AAA) institution other than the security's issuer.
         The value of asset-backed securities ultimately depends on whether the borrowers repay the underlying loans, and whether the credit enhancements, if any, are adequate. Despite any credit enhancements, the value of an asset-backed security may fluctuate because of several factors, including:

   - The market's perception of the value of the assets backing the security.

   - The creditworthiness of the agent in charge of collecting loan payments and passing them through to security holders, the firm that originated the loans, and the institution providing any credit insurance or guarantees.

   - The nature of any insurance or other credit enhancements.

Another risk of asset-backed securities, especially in periods of declining interest rates, is that borrowers may prepay the underlying loans. These prepayments shorten the weighted average life of an asset-backed security and may lower its return.

FOREIGN INVESTMENTS
The Short-Term Corporate, Intermediate-Term Corporate and Long-Term Corporate Portfolios may invest without limitation in securities of foreign issuers, as long as they are denominated in U.S. dollars. This includes securities issued by foreign governments. Please see the prospectus for details.

                                                                            PS28